STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
OPERATING ACTIVITIES
Net loss for the year	$ (5,603)	$ (231,953)	$ (37,706)
Adjustment to reconcile net loss to net cash used in operating activities:
Foreign exchange (gain) or loss	24,991	(30,642)	(21,349)
Loss on note receivable	0	249,110	83,517
Imputed interest income	(79,339)	(42,044)	(77,660)
Changes in non-cash working capital items:
Prepaid expenses and deposits	(885)	(2,939)	(176)
Accounts payable and accrued liabilities	351	(5,375)	(25,125)
Due to related parties, non-interest bearing [note 5]	0	0	36,000
Net cash used in operating activities	(60,485)	(63,843)	(42,499)
INVESTING ACTIVITIES
Proceeds from note receivable	147,427	150,000	0
Net cash provided by investing activities	147,427	150,000	0
Increase (Decrease) in cash and cash equivalents	86,942	86,157	(42,499)
Cash and cash equivalents, beginning of year	129,564	43,407	85,906
Cash and cash equivalents, end of year	$ 216,506	$ 129,564	$ 43,407